BLACKROCK FUNDSSM

BlackRock High Equity Income Fund

(the “Fund”)

Supplement dated October 16, 2017 to the Summary Prospectuses and the Prospectuses

of the Fund, each dated June 12, 2017

The Board of Trustees (the “Board”) of BlackRock FundsSM recently approved certain changes to the Fund’s investment strategies. These changes will become effective on October 16, 2017.

Accordingly, effective October 16, 2017, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The first and second paragraphs of the section of the Summary Prospectuses and Prospectuses entitled “Key Facts about BlackRock High Equity Income Fund — Principal Investment Strategies of the Fund,” “Fund Overview — Key Facts About BlackRock High Equity Income Fund — Principal Investment Strategies of the Fund” or “Details About the Fund — How the Fund Invests — Principal Investment Strategies,” as applicable, are deleted in their entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund may invest up to 50% of its assets in equity-linked notes that provide exposure to equity securities and covered call options or other types of financial instruments.

With respect to the Fund’s equity investments, the Fund may invest in common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock. The Fund generally intends to invest in dividend paying stocks. From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). The Fund may invest in securities from any country, including emerging markets. The Fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. BlackRock chooses investments for the Fund that it believes will both provide current income and current gains as well as increase in value over the long term.

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Shareholders should retain this Supplement for future reference.

ALLPRO-HEI-1017